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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-33564 and 333-63315.



/s/ ARTHUR ANDERSEN LLP

San Jose, California
June 25, 2001

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